THE INTERNET FUND, INC.
                    Supplement dated July 21, 1999
   to Prospectus dated April 30, 1999 as supplemented on June 30, 1999

      Effective July 19, 1999, the Board of Directors of the Fund approved the imposition of a voluntary expense limitation being proposed by the Adviser pursuant to which the Adviser will limit the annual operating expenses of the Fund such that the Fund's annual operating expenses will not exceed two (2.00%) percent, on an annualized basis, of the Fund's average daily net assets for the year ending December 31, 1999. As of this date, the Adviser has not stated its intentions with respect to the continuation of this voluntary expense limitation for the year ending December 31, 2000.

      Effective July 19, 1999, the Board of Directors approved an Administration Agreement (the "Administration Agreement") pursuant to which the Adviser will serve as Administrator of the Fund. In addition to the compensation the Adviser receives under the Advisory Agreement with the Fund and pursuant to the Administration Agreement, the Adviser will be entitled to receive an annual administration fee equal to 0.15% of the Fund's average daily net assets, of which the Adviser will be responsible for the payment of a portion of such fees to Firstar Mutual Fund Services, LLC ("Firstar") for certain sub-administrative services rendered to the Fund by Firstar.

      Effective July 19, 1999, the Board of Directors also approved a Shareholder Servicing Agreement to be entered into with the Adviser pursuant to which the Fund will pay the Adviser a shareholder servicing fee in an amount equal to 0.25% of the Fund's average daily net assets. The Adviser is responsible for paying a portion of these shareholder servicing fees to various shareholder servicing agents which have a written shareholder servicing agreement with the Adviser and which perform shareholder servicing functions and maintenance of shareholder accounts on behalf of their clients who own shares of the Fund.

      Effective July 19, 1999, the Board of Directors has retained the law firm of Spitzer & Feldman P.C., 405 Park Avenue, New York, New York, 10022 to serve as counsel to the Fund.